EXHIBIT 10(f)


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                           INVESTOR RIGHTS AGREEMENT


                              DATED JULY 1, 1999


                                     AMONG


                         HANGER ORTHOPEDIC GROUP, INC.

                                      AND

                           CERTAIN OF ITS INVESTORS


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                               TABLE OF CONTENTS

                                                                          PAGE


SECTION 1  DEFINITIONS.....................................................  1

SECTION 2  RIGHTS TO SUBSCRIBE FOR SECURITIES..............................  2

SECTION 3  BOARD OF DIRECTORS..............................................  3

SECTION 4  INFORMATION RIGHTS; COVENANTS...................................  4

SECTION 5  SHELF REGISTRATION..............................................  6

SECTION 6  DEMAND REGISTRATION.............................................  7

SECTION 7  PIGGYBACK REGISTRATION..........................................  9

SECTION 8  SHORT FORM REGISTRATIONS........................................  9

SECTION 9  EXPENSES........................................................ 10

SECTION 10 PREPARATION AND FILING.......................................... 10

SECTION 11 INDEMNIFICATION................................................. 13

SECTION 12 UNDERWRITING AGREEMENT.......................................... 15

SECTION 13 INFORMATION BY INVESTOR......................................... 15

SECTION 14 EXCHANGE ACT COMPLIANCE......................................... 16

SECTION 15 NO CONFLICT OF RIGHTS........................................... 16

SECTION 16 MISCELLANEOUS................................................... 16


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                                             INVESTOR  RIGHTS  AGREEMENT dated
                                        as  of  July  1,  1999,  among  HANGER
                                        ORTHOPEDIC  GROUP,  INC.,  a  Delaware
                                        corporation (the  "COMPANY"),  and the
                                        investors  of the  Company  listed  on
                                        SCHEDULE   I   (together   with  their
                                        successors,  assigns and  transferees,
                                        the "INVESTORS").

      Each Investor currently holds shares of the Company's 7% Redeemable Preferred Stock. The parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings, sales of shares of Common Stock and certain other duties of the Company to the Investors. Accordingly, the parties agree as follows:

     SECTION 1.   DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings (capitalized terms used in this Agreement and not defined herein shall have the meanings given to them in the Certificate of Designations):

            "BOARD" means the Board of Directors of the Company.

            "CERTIFICATE OF DESIGNATIONS" has the meaning given to it in the Securities Purchase Agreement.

            "CLOSING" has the meaning given to it in the Securities Purchase Agreement.

            "COMMISSION" has the meaning given to it in the Securities Purchase Agreement.

            "COMMON STOCK PERCENTAGE" means, with respect to any Investor, the fraction, expressed as a percentage, the numerator of which is the total number of Common Stock Equivalents held by such Investor and the denominator of which is the total number of outstanding shares of Common Stock.

            "INVESTORS" has the meaning given to it in the preamble to this Agreement.

            "NOTICE  OF  ACCEPTANCE"  has the  meaning  given to it in Section
2(b).

            "NYSE" means the New York Stock Exchange.

            "OFFER" has the meaning given to it in Section 2(a).

            "OFFER PERIOD" has the meaning given to it in Section 2(a).

            "OFFERED SECURITIES" means (A) shares of Common Stock, (B) any other equity security of the Company, (C) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company or has an equity kicker or other participation rights, (D) any security of the Company that is a combination of debt and equity or (E) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company; PROVIDED that


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Offered  Securities  shall not  include (i) any  Security  that is issued in a public offering that is registered under the Securities Act, (ii) any options to acquire shares of Common Stock granted to employees, directors or consultants of the Company or any Security issued upon exercise of any such options or (iii) any Security issued as consideration in any acquisition of a business..

            "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Restricted Shares.

            "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

            "REFUSED SECURITIES" has the meaning given to it in Section 2(d).

            "RESTRICTED SHARES" means at any time, with respect to any Investor, the shares of Common Stock held by such Investor.

            "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

            "RULE 144A" means Rule 144A promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

            "SELLING INVESTOR" has the meaning given to it in Section 10(b).

            "SELLING  INVESTORS'  COUNSEL"  has  the  meaning  given  to it in
Section 10(b).

     SECTION 2.   RIGHTS TO SUBSCRIBE FOR SECURITIES.

      (a) The Company shall not issue, sell or exchange, or agree to issue, sell or exchange, any Offered Securities unless the Company shall have first offered to sell to each Investor up to such Investor's Common Stock Percentage of such Offered Securities, at a price and on such other terms as shall have been specified by the Company in writing delivered to the Investors (the "OFFER"), which Offer by its terms shall remain open for a period of 15 business days from the date it is delivered by the Company (the "OFFER PERIOD"). The rights of the Investors to subscribe for Offered Securities pursuant to this Section are assignable to any other Investor or any Affiliate of any Investors.

      (b) Notice of any Investors 's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such Investor and delivered to the Company prior to the end of the Offer Period, setting forth such portion of the Offered Securities as such Investor elects to purchase (the "NOTICE OF ACCEPTANCE"); PROVIDED, HOWEVER, that if such Investor exercises its rights under this Section 2, such Investor must purchase a ratable portion of each class of the Offered Securities (if more than one class is offered). Within 20 days after receipt by the Company of such Notices of Acceptance, the Company shall sell and each Investor shall purchase the Offered Securities in respect of which such Investor's Notice of Acceptance was delivered, upon the terms and conditions of the Offer.


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      (c) In the event the Company materially amends the terms of the Offer at any time, the Offer Period shall be extended for a period of not less than 10 business days (or 48 hours if the amendment relates solely to the price of the Offer or the number of shares to be sold in the Offer, in each case based solely on the closing price of the shares of Common Stock as quoted by the
NYSE).

      (d) In the event that Notices of Acceptance are not given by the Investors in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the Offer Period to sell all or any part of such Offered Securities as to which Notices of Acceptance have not been given (the "REFUSED SECURITIES") to any other Person(s), but only upon terms and conditions in all respects, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person(s) or less favorable, in the aggregate, to the Company than those set forth in the Offer.

      (e) In each case, any Offered Securities not purchased by the Investors or any other Person(s) in accordance with Sections 2(b) and 2(d) may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in this Section 2.

     SECTION 3.   BOARD OF DIRECTORS.

      (a) The Investors shall have the right to designate persons who shall be observers, and shall be entitled to be present, at each meeting of the Board (the "BOARD OBSERVERS"). The number of Board Observers that the Investors shall be entitled to designate shall equal the greater of (i) one and (ii) such number as would represent as a percentage of the number of directors constituting the entire Board, the aggregate Common Stock Percentage of all Investors.

      (b) The Investors may designate the Board Observers at a meeting (by a vote of a majority of the Investors present provided that a quorum exists) or by delivering a notice to the Corporation signed by the Requisite Senior Holders. At any meeting held for the purpose of designating the Board Observers, the presence, in person or by proxy, of the holders of a majority of the number of shares of Senior Preferred Stock at the time outstanding shall be required to constitute a quorum of such class to designate the Board Observers.

      (c) Upon delivery of a written request by any Investor, the President, any Vice President, the Secretary or any Assistant Secretary of the Corporation shall call a special meeting of the Investors. Such meeting shall be held at the earliest practicable date at the principal executive office of this Corporation or at such other location as the Investors submitting a written request shall designate.

      (d) The Board Observers will have the right to attend each meeting of the Board and at least one of such observers shall be entitled to attend each meeting of each committee of the Board. Any such attendance may be teleconference. No meeting of the Board or any committee thereof may be conducted by teleconference if all participants therein cannot hear all other participants. The Company shall provide the Board Observers with (i) copies of all actions taken by written consent of the Board and/or any committee thereof promptly after the execution thereof, (ii) simultaneously with any distribution to directors of the Company or any members of any committee of the Board, copies of all materials that are distributed to such directors or


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members (including  requests for actions by written consent) and (iii) written notice at least one week prior to any meeting of the Board or any committee of the Board that such Board Observer is entitled to attend.

      (e) The Company shall reimburse each observer designated by the Investors for all out-of-pocket expenses incurred in connection with or relating to any meeting of the Board or any committee thereof.

     SECTION 4.   INFORMATION RIGHTS; COVENANTS.

      (a) ACCESS TO RECORDS. The Company shall, and shall cause each Subsidiary to, afford to the Investors, the Affiliates of the Investors and each of their respective officers, employees, advisors, counsel and other authorized representatives (collectively with the Affiliates of the Investors, the "REPRESENTATIVES"), during normal business hours, reasonable access, upon reasonable advance notice, to all of the books, records and properties of the Company and such Subsidiary and all officers and employees of the Company and such Subsidiary.

      (b) FINANCIAL REPORTS. The Company shall furnish each Investor with the following:

            (i) MONTHLY REPORTS. As soon as available, but not later than 30 days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principles consistently applied (except for the absence of footnotes and year-end adjustments).

            (ii) QUARTERLY REPORTS. As soon as available, but not later than 45 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in stockholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applies and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include (x) a comparison between operating and financial results and budget and (y) an analysis of the operations of the Company and its Subsidiaries for such period.

            (iii) ANNUAL AUDIT. As soon as available, but not later than 90 days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include


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      statements of income,  cash flows and changes in  Investors'  equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Board (the "ACCOUNTANTS"). The Company and its Subsidiaries shall maintain a system of accounting sufficient to enable its Accountants to render the report referred to in this Section 4.

            (iv) BUDGETS. As soon as available, but not more than 90 days after the commencement of each new fiscal year, a business plan and projected financial statements for such new fiscal year.

            (v) MISCELLANEOUS. Promptly upon becoming available, the Company shall provide to each Investor:

                  (A) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its Investors generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the Commission, any securities exchange or the NASD;

                  (B) notification in writing of any litigation or governmental proceeding in which it or any of its Subsidiaries is involved and which might, if determined adversely, materially and adversely effect the Company or any of its Subsidiaries;

                  (C) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

                  (D) copies of the minutes and actions by written  consent of the board of directors of the Company;

                  (E) upon  request,  copies of all  reports  prepared  for or delivered to the management of the Company or its Subsidiaries by its accountants; and

                  (F) upon request, any other routinely collected financial or other information available to management of the Company or its subsidiaries (including, without limitation, routinely collected statistical data).

            (c) COMPLIANCE WITH INDENTURE. So long as any shares of Senior Preferred Stock are outstanding, the Company will comply and perform all obligations under SECTION 5.04, SECTION 5.05, SECTION 5.06, the first sentence of SECTION 5.07, the first sentence of SECTION 5.09, SECTION
      5.10 AND SECTION 6.10 of the Credit Agreement.

            (d) NO CONFLICTING AGREEMENTS. Neither the Company nor shall the Company permit any of its Subsidiaries to enter into any agreement containing any provision which would (i) be violated or breached by the


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      exercise or  performance  by Company or its  Subsidiary  of any of their respective rights or obligations under any Related Document, (ii) impair in any material respect the ability of the Company or any Subsidiary to comply with the terms of the Documents or (iii) prohibit a wholly- owned Subsidiary from paying dividends or making other distributions..

     SECTION 5.   SHELF REGISTRATION.

      (a) Prior to the Actual Conversion Date for any conversion at the option of the Company, the Company shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Restricted Shares (the "INITIAL SHELF REGISTRATION"). The Company shall use its best efforts to file with the Commission the Initial Shelf Registration at least 60 days prior to the Actual Conversion Date for any conversion at the option of the Company. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Restricted Shares for resale by the Investors in the manner or manners designated by them (including, without limitation, one underwritten offering). The Issuers shall not permit any securities other than the Restricted Shares to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

      The Company shall, subject to applicable Law or applicable interpretations of the staff of the Commission, use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Actual Conversion Date for any conversion at the option of the Company and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from such Actual Conversion Date or such shorter period ending when (i) all Restricted Shares covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplate in the Initial Shelf Registration or cease to be outstanding or (ii) a Subsequent Shelf Registration covering all of the Restricted Shares covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act (the "EFFECTIVENESS PERIOD"), PROVIDED, HOWEVER, that the Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

      No Investor may include any of its Restricted Shares in any Shelf Registration Statement pursuant to this Agreement unless and until such Investor furnishes to the Company in writing, within 15 business days after receipt of a request therefor, such information concerning such Investor required to be included in any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. Each holder of Restricted Shares as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Investor not materially misleading.

      (b) SUBSEQUENT SHELF REGISTRATION. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness


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thereof,  and in  any  event  shall  within  45  days  of  such  cessation  of effectiveness use their best efforts to amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Restricted Shares covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "SUBSEQUENT SHELF REGISTRATION"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "SHELF REGISTRATION" means the Initial Shelf Registration and any Subsequent Shelf Registration.

      (c) SUPPLEMENTS AND AMENDMENTS. The Company shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Investors or by any underwriter of such Restricted Shares.

      (d) SUSPENSION OF SHELF REGISTRATION STATEMENT. The Company's obligation to keep the Shelf Registration Statement effective and usable for offers and sales of the Registrable Securities may be suspended by the Company in good faith for valid business reasons, including, without limitation, a pending acquisition or divestiture of assets. Any such period during which the Company fails to keep the Shelf Registration Statement effective and usable for offers and sales of Restricted Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is not longer usable for offers and sales of the Restricted Securities and shall end on the date when each Investor covered by such registration statement either receives the copies of the supplemented or amended prospectus or is advised in writing by the Company that the use of the prospectus may be resumed; PROVIDED that the aggregate of all Suspension Periods shall not exceed 90 days in any period of 365 consecutive days.

     SECTION 6.   DEMAND REGISTRATION.

      (a) If at any time after the third anniversary of the date hereof the Company shall be requested by the Requisite Senior Holders to effect a registration under the Securities Act of Restricted Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Restricted Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Restricted Shares proposed to be included in such registration and the intended method of distribution, which may be pursuant to a shelf registration). The Company shall promptly use its best efforts to effect such registration on an appropriate form, including Form S-2, if available, under the Securities Act of the Restricted Shares which the Company has been so requested to register; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

            (i) the Company shall not be obligated to file more than one registration statement in total pursuant to this Section, subject to paragraph (c) below;

            (ii) the Company shall not be obligated to file any registration statement during any period in which (A) any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 60 days or (B) the Company has determined in good faith that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, such filing to be delayed until the date which is 90 days after such request for registration pursuant to this Section 6(a); PROVIDED that the Company may only so delay the filing or effectiveness of a registration statement pursuant to this Section 6(a)(ii)(B) on one occasion during any twelve month period;

            (iii) with respect to the registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Company in writing that the inclusion of all Restricted Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Restricted Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (A) FIRST, the Restricted Shares held by all Investors,  PRO
            RATA based upon the number of Restricted Shares owned by each such Investor at the time of such registration;

                  (B) SECOND, the Primary Shares; and

                  (C) THIRD, the Other Shares.

      (b) the Investors requesting a registration pursuant to this Section may, in the notice delivered pursuant to paragraph (a) above, elect that such registration cover an underwritten offering. Upon such election, such Investors shall select one or more nationally recognized firms of investment banks to act as the managing underwriters and shall select any additional investment banks to be used in connection with such offering, provided that such investment banks must be reasonably satisfactory to the Company. The Company shall, together with all Investors proposing to sell Restricted Shares in such offering, enter into a customary underwriting agreement with such underwriters.

      (c) A requested registration under this Section may be rescinded by written notice to the Company by the Investors holding a majority of the Restricted Shares to be included in such registration under the following circumstances:

                  (A) If such registration statement is rescinded prior to the filing date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above;


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

                  (B) If such  registration  statement is rescinded  after the filing date but prior to its effective date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if the participating Investors (x) have reimbursed the Company for all out-of-pocket fees and expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the registration statement contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (2) notified the Company of such fact and requested that the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission; and

                  (C) A registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above unless it becomes effective and the participating Investors are able to sell at least 80% of the Restricted Shares sought to be included in such registration statement.

     SECTION 7.   PIGGYBACK REGISTRATION.

      If at any time the Company proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Investor of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any Investor to include in such registration Restricted Shares held by such Investor (which request shall specify the number of Restricted Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Restricted Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that the inclusion of all Restricted Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Restricted Shares and Other Shares proposed to be included in such registration shall be included in the following order:

      (a) FIRST, the Primary Shares;

      (b) SECOND, the Restricted Shares requested to be included in such registration, PRO RATA based upon the number of Shares of Common Stock (based upon Common Stock Equivalents) owned by each such seller at the time of such registration; and

      (c) THIRD, the Other Shares.

     SECTION 8.   SHORT FORM REGISTRATIONS.

      If at any time after the third anniversary of the date hereof any Investor requests that the Company file a registration statement on Form S-2, Form S-3 or any successor forms thereto for a public offering of all or any portion of the Restricted Shares held by such Investor, and the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Shares specified in such notice. Whenever the Company is required by this Section 8 to use its best efforts to effect the registration of Restricted Shares, each of the procedures and requirements of
Section 6 (including but not limited to the requirement that the Company notify all holders of Restricted Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 8 within three months after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Shares shall have been entitled to join pursuant to Section 6 or 7 in which there shall have been effectively registered all Restricted Shares as to which registration shall have been requested. There is no limitation on the number of registrations pursuant to this Section 8 that the Company is obligated to effect.

     SECTION 9.   EXPENSES.

      The Company shall bear the expense of any registrations effected pursuant to Sections 5, 6, 7 and 8 including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Investors' Counsel (as defined below), but excluding any underwriters' or brokers' discounts or commissions, transfer taxes (to the extent that such taxes are required by law to be paid by the Selling Investors) and the fees of any counsel to any Selling Investor, other than the Selling Investors' Counsel (it being understood that the fees and expenses of any underwriter and such underwriter's counsel shall be the responsibility of such underwriter).

     SECTION 10.  PREPARATION AND FILING.

      If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

      (a) with respect to a registration under Sections 6, 7 and 8, use its best efforts to cause a registration statement that registers such Restricted Shares to become and remain effective for a period of 180 days or until all of such Restricted Shares have been disposed of (if earlier);

      (b) furnish, at least five business days before filing a registration statement that registers such Restricted Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each holder of Restricted Shares, to any counsel to any seller of Restricted Shares (the "SELLING INVESTOR") and to one counsel selected by the holders of a majority of such Restricted Shares (the "SELLING INVESTORS' COUNSEL"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to each Selling Investor and such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

      (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the periods set forth in Section 9(a) or until all of such Restricted Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Restricted Shares;

      (d) notify in writing any Selling Investor, any counsel to any Selling Investor and the Selling Investors' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Restricted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

      (e) use its best efforts to register or qualify such Restricted Shares under such other securities or blue sky laws of such jurisdictions as any seller of Restricted Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Restricted Shares to consummate the disposition in such jurisdictions of the Restricted Shares owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

      (f) furnish to each seller of such Restricted Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Restricted Shares may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

      (g) use its best efforts to cause such Restricted Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Restricted Shares;

      (h) notify on a timely basis each seller of such Restricted Shares at any time when a prospectus relating to such Restricted Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      (i) make available for inspection by any Selling Investor, any counsel to any Selling Investor and the Selling Investors' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Restricted Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

      (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

      (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

      (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Restricted Shares;

      (m) issue to any underwriter to which any seller of Restricted Shares may sell shares in an offering certificates evidencing such Restricted Shares; PROVIDED, HOWEVER, that the Company shall have the right to approve any such underwriter with such approval not to be unreasonably withheld;

      (n) list such Restricted Shares on the NYSE and any other national securities exchange on which any shares of the Common Stock are listed and on NASDAQ if then included, or if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Restricted Shares for inclusion on such national securities exchange or NASDAQ as the holders of a majority of such Restricted Shares shall request;

      (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

      (p) use its best efforts to take all other steps necessary to effect the registration of such Restricted Shares contemplated hereby.

     SECTION 11.  INDEMNIFICATION.

      (a) In connection with any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Restricted Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Restricted Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity shall not inure to the benefit of (a) any underwriter or, in the case of a registration statement filed with respect to an offering which is not an underwritten offering, any Selling Investor, from whom the person asserting any losses, claims, damages and liabilities and judgments purchased Restricted Shares or (b) any person controlling such underwriter or Selling Investor, if (i) a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was required by law to have been delivered by such underwriter or Selling Investor (as applicable), (ii) the prospectus had not been sent or given by or on behalf of such underwriter or Selling Investor (as applicable) to such person with or prior to a written confirmation of the sale of the Restricted Shares to such person, (iii) the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment and (iv) such failure to deliver the prospectus (as so amended and supplemented) was not the result of noncompliance by the Company with Section 10(f) hereof.

      (b) In connection with any registration of Restricted Shares under the Securities Act pursuant to this Agreement, each seller of Restricted Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Restricted Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the obligation to indemnify will be several, not joint and several, among such sellers of Restricted Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Restricted Shares, an amount equal to the net proceeds actually received by such seller from the sale of Restricted Shares effected pursuant to such registration.

      (c) The indemnification required by this Section 11 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

      (d) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (it being understood that no delay in delivering or failure to deliver such notice shall relieve the indemnifying persons from any liability or obligation hereunder unless (and then solely to the extent that) the indemnifying person is prejudiced by such delay and/or failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

      (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

      (f) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Restricted Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 11(d), any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Restricted Shares exceed the aggregate net offering proceeds received by such seller from the sale of its Restricted Shares.

     SECTION 12.  UNDERWRITING AGREEMENT.

      Notwithstanding the provisions of Sections 9 and 10, to the extent that the Company and the holders selling Restricted Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

     SECTION 13.  INFORMATION BY INVESTOR.

      Each Investor selling Restricted Shares in a proposed registration shall furnish to the Company such written information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 14.  EXCHANGE ACT COMPLIANCE.

      The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Investor in supplying such information as may be necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 15.  NO CONFLICT OF RIGHTS.

      The Company represents and warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company to any Person other than any Investor. The Company shall not, after the date hereof, grant any registration rights which conflict with or are not expressly subordinated to the registration rights granted hereby.

     SECTION 16.  MISCELLANEOUS.

      (a) REMEDIES. In case any one or more of the representations, warranties, covenants and/or agreements set forth in this Agreement shall have been breached by the Company, the Investors (or any Investor) may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law, including an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.

      (b) SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Investors and their respective successors, assigns, heirs and personal representatives. Upon any transfer of any Applicable Securities, the transferee shall be bound by, and entitled to the benefits of, this Agreement with respect to such transferred Securities in the same manner as the transferring Investor.

      (c) ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

      (d) NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth in the Securities Purchase Agreement or such other address as may hereafter be designated in writing by the addressee to the addressor. All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

      (e) AMENDMENTS, MODIFICATIONS AND WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by the Company and the Requisite Senior Holders; PROVIDED HOWEVER that any such amendment, modification or waiver that would adversely affect the rights hereunder of any Investor, in its capacity as a Investor, without similarly affecting the rights hereunder of all Investors, in their capacities as Investors, shall not be effective as to such Investor without its prior written consent. No waiver by any party shall operate or be construed as a waiver of any subsequent breach by any other party.

      (f) GOVERNING LAW; WAIVER OF JURY TRIAL. All questions concerning the construction, interpretation and validity of the Documents shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of the Documents, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

      BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

      (g) SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement or the other Documents may be brought in the courts of the State of New York and the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Company hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein. Nothing herein shall affect the right of the Investors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

      (h) SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      (i) INDEPENDENCE OF AGREEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES. All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant.

      (j) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable an binding.

                                  * * * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement on the date first written above.

                                      HANGER ORTHOPEDIC GROUP, INC.

                                      By: /s/IVAN R. SABEL
                                          ------------------------------------
                                          Name:  Ivan R. Sabel
                                          Title: Chairman, President and Chief
                                                 Executive Officer


                                      PURCHASERS

                                      CHASE EQUITY ASSOCIATES, L.P.
                                      By: Chase Capital Partners,
                                          its General Partner


                                      By: /s/MITCHELL J. BLUTT, M.D.
                                          ------------------------------
                                          Name:  Mitchell J. Blutt, M.D.
                                          Title: Executive Partner


                                      PARIBAS NORTH AMERICA, INC.

                                      By: /s/JOHN G. MARTINEZ
                                          ---------------------------
                                          Name:  John G. Martinez
                                          Title: Financial Controller